EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 8, 2002, in the Registration Statement on Form SB-2 of iBIZ Technology Corp.


                                       /S/ Moffitt & Company, P.C.
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                                       Scottsdale, AZ

                                       May 7, 2003